UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23892

Date of Notification: August 25, 2026

2.	Exact name of Investment Company as specified in registration statement:

CAZ Strategic Opportunities Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

CAZ Strategic Opportunities Fund

1360 Post Oak Boulevard, Suite 2200,

Houston, TX 77056

4.	Check one of the following:

A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Marcie McVeigh
Name:	Marcie McVeigh
Title:	Chief Financial Officer, Principal Accounting Officer, and Treasurer

CAZ Strategic Opportunities Fund

NOTICE OF QUARTERLY REPURCHASE OFFER

If you do not wish to sell shares at this time, please disregard this Notice.

August 25, 2026

Dear CAZ Strategic Opportunities Fund Shareholder,

The purpose of this Notice is to announce the quarterly repurchase offer for Class A, Class E, Class F, Class I and Class R Shares of CAZ Strategic Opportunities Fund (the “Fund”). The Fund will offer to repurchase Class A, Class E, Class F, Class I and Class R Shares during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity.

The repurchase offer period will begin on August 25, 2026 and end on September 30, 2026.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

If you wish to tender your shares and you hold your shares through a broker-dealer or other intermediary, please contact your financial advisor for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the attached Repurchase Offer document.

If you wish to tender your shares and you hold your shares directly with the Fund through Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), please refer to the attached Repurchase Request Form and follow the specific instructions on that form.

Any repurchase of shares by the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) or your broker-dealer/intermediary fail to submit the required information to the Transfer Agent or to take any other required action on or before 4:00 p.m., Eastern Time, on Wednesday, September 30, 2026, the Fund will not repurchase any of your shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

If you have any questions and you hold your shares through a broker-dealer or other intermediary, please contact your financial advisor.

If you have any questions and you hold your shares directly with the Fund through the Transfer Agent, please contact the Fund for assistance by calling (833) 957-4795.

For additional details of the offer, please refer to the attached Repurchase Offer document.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Sincerely,

CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND

REPURCHASE OFFER

1.        The Offer. CAZ Strategic Opportunities Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding Class A, Class E, Class F, Class I and Class R Shares (the “Shares”) at a price equal to the net asset value (“NAV”) per share (minus any applicable early repurchase fee) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (as defined below) (the “Offer”). The purpose of the Offer is to provide a level of liquidity to shareholders since no secondary market exists for these Shares. The Offer is not conditioned on the tender of any minimum number of Shares. The Offer is made subject to the terms and conditions made in this Offer and the Fund’s current prospectus and statement of additional information.

2.        Net Asset Value. On August 20, 2026, the NAV was $29.56 for Class A Shares, $29.95 for Class E, $29.96 for Class F, $29.68 for Class I and $29.50 for Class R Shares. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (as defined below). The NAV of the Shares can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by visiting the Fund’s website (www.cazstrategicopportunitiesfund.com) or by calling the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at (833) 957-4795 and asking for the most recent price. The Shares are not traded on any organized market or securities exchange.

3.        Repurchase Request Offer Period and Repurchase Request Deadline. The Offer begins on August 25, 2026. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on September 30, 2026.

The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4.        Repurchase Pricing Date. The Fund anticipates that the date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) normally will be the same date as the Repurchase Request Deadline. The Fund, however, may choose to make the Repurchase Pricing Date for the Offer as many as 14 calendar days (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline. If the Fund were to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s Net Asset Value (and thus the price that your repurchased Shares will receive) per share may fluctuate between those dates.

5.        Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee, except as set forth in paragraph 11 below.

6.        Repurchase Charge. The Fund does not currently charge a special handling or processing fee for repurchases. Your broker-dealer/intermediary may charge a transaction fee in connection with submitting a repurchase request.

7.         Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed two percent (2%) of the outstanding Shares on the Repurchase Request Deadline. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus two percent (2%) of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase Shares on a pro rata basis based upon the number of Shares tendered by each shareholder. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the Shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining Shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

8.        Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on September 30, 2026. You must send a written notice to the Transfer Agent at one of the addresses specified in this offer, and the “Transfer Agent” must receive it before the Repurchase Request Deadline.

9.        Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only with the approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and only in the following limited circumstances:

•	If making or effecting the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

•	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and

•	For such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10.        Tax Consequences. You should review the tax information in the Fund’s current prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Repurchase Offer. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by the shareholder.

11.        Early Repurchase Fees. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. The Early Repurchase Fee may be waived by the Fund in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund, including in the case of repurchase requests: (i) submitted by model or programmatic portfolio management programs (including wrap accounts and similar arrangements) and qualified retirement plans; (ii) in circumstances as may be provided for with Board of Trustees approval; (iii) as may be required by applicable law or regulation and (iv) in certain other limited circumstances. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. Restrictions may apply to certain accounts and certain transactions. The Fund reserves the right to change these terms at any time. Any change will apply only to Shares purchased after the effective date of such change. If your Shares are held at your financial adviser, broker, dealer or other financial intermediary, such intermediary may charge transaction or other fees in connection with your repurchase request.

12.        Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, CAZ Investments Registered Adviser LLC (the “Adviser”), the Transfer Agent, Ultimus Fund Distributors, LLC (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, nor the Distributor is or will be obligated to ensure that your financial advisor, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial advisor or review the Fund’s current prospectus and statement of additional information.

CAZ STRATEGIC OPPORTUNITIES FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON SEPTEMBER 30, 2026.

Regular Mail: CAZ Strategic Opportunities Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Overnight Delivery: CAZ Strategic Opportunities Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding shares and that, if the Offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:	Class A Shares $_____________________
Class E Shares $_____________________
Class F Shares $_____________________
Class I Shares $_____________________
Class R Shares $_____________________

_____	Full Tender:	Please tender all shares in my account.

_____	Partial Tender:	Please tender ___________ shares from my account.

_____	Dollar Amount:	Please tender enough shares to net $____________

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4R/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult with your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____ Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)

_____ I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions: _____________________________________________

  _____________________________________________

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at (833) 957-4795 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	____________________________	Date:	_____________________

	___________________________		_____________________

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: ___________________________